Exhibit 4.8

10 September 2004

Mr G Davis

Chief Executive

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear Gareth

Executive Directors’ Salary Review

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 6 September 2004, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £725,000 per annum, with effect from 1 October 2004.

Yours sincerely

R C Hannaford

Secretary of the Remuneration Committee

10 September 2004

Mr R Dyrbus

Finance Director

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear Bob

Executive Directors’ Salary Review

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 6 September 2004, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £460,000 per annum, with effect from 1 October 2004.

Yours sincerely

R C Hannaford

Secretary of the Remuneration Committee

10 September 2004

Dr F A Rogerson

Corporate Affairs Director

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear Frank

Executive Directors’ Salary Review

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 6 September 2004, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £330,000 per annum, with effect from 1 October 2004.

Yours sincerely

R C Hannaford

Secretary of the Remuneration Committee

10 September 2004

Mr D Cresswell

Manufacturing Director

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear David

Executive Directors’ Salary Review

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 6 September 2004, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £330,000 per annum, with effect from 1 October 2004.

Yours sincerely

R C Hannaford

Secretary of the Remuneration Committee

10 September 2004

Mr B C Davidson

Sales & Marketing Director

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear Bruce

Executive Directors’ Salary Review

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 6 September 2004, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £330,000 per annum, with effect from 1 October 2004.

Yours sincerely

R C Hannaford

Secretary of the Remuneration Committee

Exhibit 4.8

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Mr A G L Alexander

Crafant

Gregories Farm Lane

Beaconsfield

Bucks HP9 1HJ

31 January 2005

Dear Tony

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company in the capacity of Joint Vice Chairman and Senior Independent Director. This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee and the Audit Committee. The Audit Committee meets at least three times a year. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 24-30 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director and Joint Vice Chairman of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £75,000 per annum, payable monthly in arrears, subject to UK statutory deductions. I confirm that, in view of your continuing high level of investment in the Company, the requirement to reinvest any net of tax fee increases in shares of the Company has been waived.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ D C Bonham
D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Mr D C Bonham

150 Brompton Road

London

SW3 1HX

31 January 2005

Dear Derek

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company in the capacity of Chairman. This letter details the main terms attached to this office. I am also pleased to confirm that you will continue in your role as Chairman of the Nominations Committee.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee and the Remuneration Committee. The Remuneration Committee meets at least twice a year. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 50 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director and Chairman of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £260,000 per annum, payable monthly in arrears, subject to UK statutory deductions. I confirm that, in view of your continuing high level of investment in the Company, the requirement to reinvest any net of tax fee increases in shares of the Company has been waived.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ A G L Alexander
A G L Alexander
Joint Vice Chairman
For and on behalf of Imperial Tobacco Group PLC

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Mr I J G Napier

31 January 2005

Dear lain

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company in the capacity of Joint Vice Chairman. This letter details the main terms attached to this office.  I am also pleased to confirm that you will continue in your role as Chairman of the Remuneration Committee.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee, the Remuneration Committee and the Audit Committee. The Remuneration Committee meets at least twice a year and the Audit Committee meets at least three times a year. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 24-30 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director and Joint Vice Chairman of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £75,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £20,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ D C Bonham
D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Mr S P Duffy

Raybourne House

Mill Street

Islip

Oxford 0X5 2SZ

31 January 2005

Dear Simon

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company. This letter details the main terms attached to this office. I am also pleased to confirm that you will continue in your role as Chairman of the Audit Committee.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee and the Audit Committee. The Audit Committee meets at least three times a year. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 20 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ D C Bonham
D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Mr S Huismans

Flat 3

28 Norfolk Street

Silema

SLM 04

MALTA

31 January 2005

Dear Sipko

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company. This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee and the Remuneration Committee. The Remuneration Committee meets at least twice a year. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 20 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ D C Bonham
D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Dr P H Jungels

Enborne Chase

Enborne

Nr Newbury

Berks RG 20 OHD

31 January 2005

Dear Pierre

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company. This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee, the Remuneration Committee and the Audit Committee. The Remuneration Committee meets at least twice a year and the Audit Committee meets at least three times a year. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 20 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ D C Bonham
D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Ms S Murray

Bodicote Mill

Church Street

Bodicote

Nr Banbury

Oxon OX15 4DE

31 January 2005

Dear Susan

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company. This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 20 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ D C Bonham
D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 966 7859

Private & Confidential

Addressee only

Mr D W Thursfield

Lion House

15 Lypiatt Terrace

Cheltenham

Glos. GL50 25X

31 January 2005

Dear David

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company. This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company. The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you also currently serve on the Company’s Nominations Committee and the Remuneration Committee. The Company reserves the right to invite you to serve on the Company’s other Committees. You have been informed of the roles of all of the Company’s Committees. You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition you will be expected to devote the appropriate preparation time ahead of each meeting. The total time commitment required is dependent on the Committees on which you serve but is anticipated to be in the region of 20 days per year. By accepting this confirmation of your appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

www.Imperial-tobacco.com
Registered in England and Wales No: 3236483 Registered Office PO Box 244, Upton Road, Bristol 8599 7UJ

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies. In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

Appointment

Your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years. All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties. Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your duties as a Non-Executive Director of the Company. In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

/s/ D C Bonham
D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

Exhibit 4.8

8 December 2004

Private & Confidential

Addressee only

Mr I J G Napier

Dear Iain

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director and joint Vice Chairman

My colleagues and I are pleased to confirm your position as a Non-Executive Director and joint Vice Chairman of the Company with effect from today.  This letter details the main terms attached to this office.  I am also pleased to confirm that you will continue in your role as Chairman of the Remuneration Committee.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings you also currently serve on the Remuneration, Audit and the Nominations Committees.  The Remuneration Committee will meet at least twice a year and the Audit Committee at least three times a year.  You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but it is anticipated to be in the region of 24-30 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director and joint Vice Chairman of the Company.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

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Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Remuneration

The fee is at present £75,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £20,000 per annum, less UK statutory deductions, will be applied on your behalf to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

I, Iain Napier, agree to the above terms of appointment as a Non-Executive Director and joint Vice-Chairman of Imperial Tobacco Group PLC.

Signature

2004

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Exhibit 4.8

8 December 2004

PRIVATE AND CONFIDENTIAL

ADDRESSEE ONLY

Ms S Murray

Bodicote Mill

Church Street

Bodicote

Nr Banbury

Oxon  OX15 4DR

Dear Susan

Imperial Tobacco Group PLC (the “Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your appointment as a non-executive director of the Company with effect from today.  This letter details the main terms attached to this office.

1.                                      Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 1 February 2005.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you will be required to serve on the Company’s Nominations Committee.  The Company reserves the right to invite you to serve on one of its other Board Committees, particularly the Remuneration and Audit Committees. The Remuneration Committee meets at least twice a year and the Audit Committee at least three times a year.  You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but is anticipated to be in the region of 20 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

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I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

2.                                      Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.  On termination of the appointment you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

3.                                      Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions, of which £10,000 per annum, less UK statutory deductions, will be applied on your behalf to the purchase of the Company’s shares on the London Stock Exchange to be held by a nominee for the duration of your appointment.

4.                                      Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or the Senior Independent Director.

5.                                      Confidentiality

By accepting your office you hereby undertake not to disclose any confidential information belonging to the Company and its subsidiary undertakings (including, but not limited to, details of suppliers, customers, margins, know-how, marketing and other relevant business information) save in pursuance of your duties or in accordance with any statutory obligation or court or other order.

6.                                      Outside Interest

In accordance with the principles set out in the Combined Code you must inform the Board of any interests which you have, or acquire, which might reasonably be thought to jeopardise your independence from the Company.

During your appointment you must not take up any office or employment with, or have any interest in, any firm or company which is in direct or indirect competition with the Company.

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7.                                      Insurance

During your appointment you will be covered by the Company’s directors’ and officers’ liability insurance on the terms in place from time to time.  The Company does not guarantee to maintain this insurance cover, but you will continue to be covered by the policy so long as it remains in place for the rest of the Board.

8.                                      Independence

The Combined Code requires that, for good corporate governance, at least half the Board (excluding the Chairman) should be comprised of non-executive directors determined by the Board to be independent of management and free from any business or other relationship which could materially interfere with the exercise of their independent judgement.  Non-executive directors considered by the Board to be independent in this sense are to be identified in the Company’s annual report.

The Board consider you to be independent and you will therefore be identified in this capacity in the annual report.

9.                                      Induction and Training

Please contact the Company Secretary to arrange a day on which you can attend an induction course.  If you feel at any point that you require training to fulfil the duties of your office please let me know and the Company Secretary will try to arrange for suitable training to be provided.

10.                               Data Protection

By signing this agreement you consent to the Company holding and processing information about you which you or any referees may provide or which it may acquire during the course of this agreement, providing such use is in accordance with the Data Protection Act 1998.  In particular you consent to the Company holding and processing:

(a)                                   personal data relating to you, for administrative and management purposes; and

(b)                                  “sensitive personal data” relating to you (as defined in the Data Protection Act 1998).

You also consent to the transfer of all or any part of the information the Company holds relating to you to locations outside the European Economic Area to its customers or any group company for normal business reasons.

11.                               Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 shall not apply to this agreement. No person other than the parties to this agreement shall have any rights under it and it will not be enforceable by any person other than the parties to it.

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Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to commencing work with you shortly.

Yours sincerely

D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

I, Susan Murray, agree to the above terms of appointment as a Non-Executive Director of Imperial Tobacco Group PLC.

Signature

2004

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